Exhibit 32

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Steven Humphreys, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that (1) the Quarterly Report of Identiv, Inc. on Form 10-Q for the quarterly period ended March 31, 2016 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (2) the information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Identiv, Inc.

Date: May 13, 2016	/s/ Steven Humphreys
Steven Humphreys
Chief Executive Officer
(Principal Executive Officer)

I, Steven Finney, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that (1) the Quarterly Report of Identiv, Inc. on Form 10-Q for the quarterly period ended March 31, 2016 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (2) the information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Identiv, Inc.

Date: May 13, 2016	/s/ Steven Finney
Steven Finney
Interim Chief Financial Officer and Secretary
(Principal Financial Officer)